EXHIBIT 10.16


                           ALARON TRADING CORPORATION

                     GUARANTEED INTRODUCING BROKER AGREEMENT



This Guaranteed Introducing Broker Agreement (the "Agreement") is made and entered into as of this _________ day of _________________, 199___ by and between Alaron Trading Corporation ("Alaron"), an Illinois Corporation, and ______________________________________, a/an _____________________________
corporation/partnership/sole proprietorship ("IB").


RECITALS:

A. IB desires to introduce accounts ("Accounts") on behalf of its clients to Alaron on a fully disclosed basis and to obtain from Alaron services relating to transactions in commodities, contracts for the future delivery of commodities, and options thereon (collectively referred to as "futures contracts") for the Accounts.

B. Alaron is registered under the Commodity Exchange Act, as amended (the "Act") with the Commodity Futures Trading Commission ("CFTC") as a Futures Commission Merchant and is a member of National Futures Association ("NFA").

Now Therefore, for and in consideration of the promises and mutual agreements set forth herein, the parties agree as follows:

1.  Services Provided By Alaron With Respect To Accounts

(a) Alaron shall maintain the Accounts on a fully disclosed basis in accordance with the applicable laws and rules of the CFTC and other self-regulatory organizations of which it is a member. Alaron reserves the right to refuse to carry any Account for any or no reason.



(b) Alaron will receive and place orders for the Accounts in accordance to instructions transmitted by IB, but only insofar as such orders are transmitted by IB to Alaron. Alaron may, but shall not be obligated to, place orders received directly from a Customer. Alaron reserves the right to refuse to accept new orders for Accounts and to require all trades be only for the liquidation of open futures contracts carried by Alaron for IB's Accounts.

(c) Alaron will prepare and transmit to the Customer reports of execution, margin calls, monthly statements, and other such documents as may be required by the CFTC or any self-regulatory organization or contract market. Alaron will provide for IB copies of such statements transmitted to Customers.

(d) Alaron will hold cash, securities, and other property received from or on behalf of Customers in segregation in accordance with the Act and the regulations of the CFTC. Alaron shall not be obligated to pay interest on such cash and securities held for Customers.

(e) Alaron will perform all cashiering functions for the Accounts including, without limitation, receipt and delivery of warehouse receipts or commodities, making and receiving payments for futures contract transactions and transmissions of margin calls.

(f) Alaron will maintain all original Account related documents and agreements, it being understood that copies of all such documents shall be maintained by IB. All account forms shall be deemed to be property of Alaron and will not


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be assigned to IB unless agreed to in writing.

(g) Alaron will use its best effort to provide in a timely manner to IB a daily account status report that includes trade confirmations, open positions, account balances, commission charges, margin call information, and account equity totals for IB's Customers.

2.  Services Not Performed By Alaron

Alaron will not perform any of the following services or functions:

(a) Preparation of IB's general accounting and payroll records, financial statements, or regulatory reports.

(b) Payment of IB's general business expenses, except as incurred on IB's behalf under this agreement.

(c)  Payment of commissions to IB's Associated Persons

(d) Verification of information or instructions provided to Alaron by IB or by Customers. IB acknowledges that Alaron shall be entitled to rely upon such information or instructions which Alaron believes to be correct and bona fide.

(e) Alaron will not be required to make any investigations into the facts surrounding any transactions that it may have with IB or that IB may have with its customers or other persons, nor will Alaron be responsible for compliance by IB with any laws, rules or regulations which may be applicable to IB.





3.  Obligations of Introducing Broker

(a) IB shall have the responsibility for diligently supervising the opening of Accounts, for the entry of orders in Accounts, and for assuring that transactions and orders in the Accounts are in accordance with all applicable laws and the rules of the CFTC, any contract market or self-regulatory organization and Alaron. IB will maintain compliance and supervisory procedures which are adequate to assure compliance by IB and its associated persons and employees with all laws and regulations and self-regulatory organization rules to which IB is subject. Without limiting the generality of the foregoing, such compliance and supervisory procedures shall cover opening, approving and monitoring of Accounts, including review of all types of Accounts and orders; supervision of all trading advice and recommendations provided to customers; screening and registration of Associated Persons as required by the CFTC and applicable self-regulatory organizations; listing of branch office(s), if any, and registration of branch office managers as required by the CFTC and applicable self-regulatory organizations; on-site inspections of branch office(s) as required by the CFTC and applicable self-regulatory organizations; performing self-audits of IB and its branch office(s) as required by the CFTC and applicable self-regulatory organizations; and supervision of special Accounts such as discretionary accounts, commodity pool accounts (both exempt and non-exempt), option accounts, employee accounts, and accounts for employees or officer of futures commission merchants, other introducing brokers, securities firms, self-regulatory organizations and other financial institutions.

(b) IB shall learn all essential facts relative to each Account and to every Customer. Each new Account created for a Customer will be approved in writing by a principal of the IB.

(c) Prior to the opening of any Account, IB agrees to cause all Customers to execute appropriate customer documents on such forms as shall be provided by Alaron to IB. IB will furnish Alaron with all necessary and pertinent information and account agreements with respect to each Account. Without limiting the generality of the foregoing, IB agrees to furnish Alaron with; (1) the name, age, address, current estimated annual income & net worth, principal occupation or business of the beneficial owner of the Account, the previous investments and futures trading experience of the beneficial owner of the Account, the name and address of any other person guaranteeing an Account or exercising any trading control with respect thereto, or who is otherwise responsible for directing the trading in the Account, and the name and address of any other person directly or indirectly having any interest in an Account and if options are traded, the names of the appropriate CFTC occupational code; (2) a signed copy of all written agreements with respect to an Account; (3) a copy of all account cards or records relating to the opening and maintenance of each Account; (4) a signed copy of a customer account agreement and such other agreements as may be prescribed by


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Alaron with respect to each  Account;  (5) a signed copy of any guarantee of any
Account; (6) a signed copy of any power-of-attorney with respect to any Account;
(7) evidence of the authority of the person or persons authorized to transact business for any Account of the genuineness of all certificates and other documents pertaining to the Account, all in such form as may be prescribed by Alaron; (8) a signed acknowledgment of receipt of each risk disclosure statements or disclosure document required by CFTC regulations; and (9) such other information as may be required by the Securities and Exchange Commission ("SEC"), the CFTC, a contract market or self-regulatory organization, or Alaron. IB further agrees that it will not use any document or agreement in connection with the opening or maintenance of an Account that has not been supplied or approved by Alaron.

(d) Alaron may from time to time establish margin requirements that exceed the minimum requirements established by various contract markets or exchanges, the clearing organizations affiliated herewith, or such other governmental authority empowered to establish margin requirements. Both Alaron and IB will agree that they will require that customers deposit the higher of the margin requirements determined by either of the various contract markets or exchanges, the clearing organizations affiliated herewith, or such other governmental authority, or Alaron. IB will promptly communicate to its Customer any margin calls initiated by Alaron and use its best efforts to ensure prompt payment of margin requirements. IB will apprise its Customers of the risks of trading futures contracts and of changes of Alaron margin policies.

(e) IB will abide by procedures and regulations established by the CFTC, NFA, any self-regulatory organization, and Alaron with respect to the transmission of orders. Without limiting the generality of the foregoing, IB agrees not to accept or transmit an order from a Customer unless immediately upon receipt thereof, a written, pre-numbered record of such order is prepared, including the Account identification and other number, and IB records on such order by time-stamp the date and time (to the nearest minute) the order is received, when it is transmitted to Alaron, when it is confirmed by Alaron, when it is confirmed to the Customer, and, if an order is an option order, disclosure of all premiums, costs, fees, and other charges, if any, associated with the option order.

(f) IB agrees that it will not accept or hold in its name any money, securities, or property (or extend credit in lieu thereof) to margin, guarantee or secure any trades, contracts or positions effected or carried in any Account. All such money , securities and property shall be received on behalf of Alaron and in Alaron's name and shall be immediately transmitted to Alaron or, at the election and direction of Alaron, deposited in such bank account or accounts designated by Alaron.

(g) IB will be responsible for determining the authenticity, accuracy, and genuineness of all orders, instructions, certificates, papers and signatures received with respect to an account.

(h) IB will be responsible for handling all customer inquiries and complaints relating to the Accounts and shall notify Alaron and receive Alaron's cooperation with respect to inquiries and complaints. IB shall (1) maintain a log of all complaints from Customers (whether oral or written) concerning the handling of their Accounts which shall include (a) the date the complaint was received; (b) the Associated Person who services the Account; (c) a general description of the matter complained of, and (d) the action taken, if any, by IB in regard to complaint; (2) report to Alaron all written of oral complaints within twenty-four (24) hours from receipt or notice of the complaint. Such report shall be documented on the Customer Complaint forms supplied to IB from Alaron. All completed Customer Complaint forms shall be maintained in IB's files for a period of at least five (5) years from the date of the complaint. (3) IB will immediately report and forward to Alaron within twenty-four (24) hours any notice of any action, claim or proceeding against or involving IB. IB will make available to Alaron, for inspection and review all Customer Complaints on file, at Alaron's request.

 (i) IB shall screen, register and maintain or cause to be maintained in full force and effect pursuant to Section 4k of the Act and applicable regulations of the CFTC the registration of any natural person employed by or associated with it as an "associated person" (as the term is interpreted by the CFTC) and IB agrees that it shall no allow any natural person employed by or associated with it to serve as an associated person unless such person is currently and validly registered as an associated person and is an associate member of NFA. IB shall diligently supervise the activities of its associated persons.

(j) Subject to Alaron's prior approval, IB may establish a branch office supervised by an on-site branch office manager and which meets the requirements of the CFTC and any self-regulatory organization.

(k) IB shall routinely perform on-site inspections of each branch office to ensure that records are maintained in accordance with all appropriate laws, rules and regulations and to ensure compliance by each branch office, the designated branch office manager and all associated persons and employees located within such branch office with all


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appropriate laws, rules and regulations.

(l) IB shall not permit any of its associated persons or any other persons to exercise any discretionary authority with respect to any transaction in an Account unless its associated person has been continuously registered for two years and it has obtained (in a form approved by Alaron) a signed copy of the power-of-attorney authorization, or other document by which such power is given and a signed copy of such further documents as Alaron, a contract market, or any other self-regulatory organization shall require. IB shall diligently supervise an Account over which discretionary authority is granted and shall maintain a written record that such supervision was performed. IB shall be responsible for maintaining compliance with NFA Bylaw 1101 for all Customers and Accounts which IB introduces to Alaron.

(m) IB shall perform self-audits of its main office and shall require every branch office manager to perform branch self-audits as required by the CFTC and any self-regulatory organization.

(n) IB shall not guarantee any Customer against loss or a margin call in an Account or in respect of any transaction affected with or for such Customer. Any debit incurred in a Customer Account shall be paid for from funds withheld from commissions payable to IB.

(o) IB shall assure that each Customer complies with all applicable position limits established by the CFTC or a contract market and shall not permit any transaction to be effected in an Account in violation of such limits. IB shall promptly report to Alaron any Customer who exceeds any applicable limit.

(p) IB shall make no report or statement (whether orally or in writing) to any Customer with respect to any transaction, position, or other matter relating to a Customer's Account that is not in conformity with statements, reports, and information furnished by Alaron pursuant to this agreement.

(q) It shall be the sole obligation of the IB to check-out with Alaron each day's business in the afternoon for accuracy and completeness. Concurrence between IB and Alaron will be binding, except that Alaron shall have the right to amend, add, or cancel any trade before the opening of the next succeeding business day if floor and clearing house clearance reports properly support such action. Any such amendment, addition, addition or cancellation will be reported to IB prior to the opening on such succeeding business day. IB agrees that its failure to respond immediately shall be deemed an acceptance of the change. Notwithstanding the foregoing, a price change may be reported at any time, and it must be accepted by IB.

(r) IB shall promptly report to Alaron any special calls for information made upon its Customers by the CFTC or any contract market or self-regulatory organization and shall refrain from soliciting or accepting any orders for any Customer who is in violation of such special calls.

(s) IB shall not carry any proprietary Account (as that term is defined by the CFTC respecting introduced brokers) or accounts in foreign futures contracts, nor shall IB permit any of its associated persons to solicit or accept orders for such accounts.

(t) IB will assure that all activity with respect to the solicitation and acceptance of orders for options traded on any contract market is in compliance with all applicable laws and rules of the CFTC and any other contract market or self-regulatory organization.

(u) IB shall not issue any advertisement, market letter, or sales literature without the prior written consent of Alaron. IB shall at all times maintain compliance with CFTC, NFA, any self-regulatory organization, or Alaron's policies concerning advertising, promotional material and communications with the public.

4.  Disclosure to Customers

IB will be responsible for informing its Customers of the nature of the relationship between Alaron and the IB. Alaron may transmit to each Customer for whom IB opens an Account an IB disclosure statement. IB and its associated persons and employees will not make any representations to Customers regarding Alaron that are inconsistent with such disclosure statement.

5.  Access to Information; Financial Reports

(a) IB will make available its books and reports to reasonable inspection at all times by duly authorized representatives of Alaron or any contract market or clearing corporation through which trades for Customers are executed or cleared.


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(b) IB will provide to Alaron,  in a timely  manner,  financial  statements  and interim financial information as Alaron may reasonably request.

(c) IB will, upon request, provide Alaron with any information in IB's possession with respect to any Customer.

(d) Subject to Section 1(g), IB shall keep and maintain all records and shall file all required reports and notices pursuant to applicable laws, rules and regulations.

(e) IB shall submit to Alaron copies of all registration documents filed with NFA, including, but not limited to, CFTC Forms 7-R, 8-R, 8-T, 3-R and each annual 7-R update in a timely manner.

(f) IB shall submit to Alaron copies of all main and branch office self-audit checklists in a timely manner.

6.  Communications Facilities and Systems

In conjunction with services provided by Alaron with respect to IB, Customers, and Accounts under this agreement, Alaron, in it sole discretion and judgment, may utilize and make available to IB, Customers, and Accounts, directly or indirectly, in whole or in part, certain voice and/or data communications facilities and systems, including, but not limited to, computer, electronic and satellite-based communications facilities and systems, such as GLOBEX or ACCESS, hereinafter collectively referred to as "Systems."

7.  Confidentiality

(a) Alaron will exercise reasonable care to prevent access to information regarding IB or Customers by unauthorized persons and will keep confidential any information it has concerning the business of IB. Notwithstanding the foregoing, Alaron shall be held harmless for complying with any request for information, or documents by the CFTC, SEC, any contract market or other self-regulatory organization, or any court order or other legal process which Alaron believes to be valid and effective.

(b) IB will keep confidential any information it acquires regarding Alaron and its business pursuant to its relationship with Alaron. IB shall be held harmless for complying with any request for information or documents by the CFTC, SEC, any contract market or other self-regulatory organization, or any court order or other legal process which IB believes to be valid and effective.

8.  Indemnification

(a) IB will fully indemnify, protect and hold harmless Alaron, its officers, shareholders, employees and agents and each person, if any, controlling Alaron, from and against all manner of claims, demands, proceedings, suits or actions (whether in law or in equity) and liabilities, losses expenses and costs (including attorney's fees) relating to (1) Alaron's compliance with any instruction or order received from any Customer or IB with respect to any Account, (2) IB or any Customer's failure to meet any initial or maintenance margin call or to pay any amount due to Alaron, (3) IB's failure to perform its obligations hereunder or under any other agreement with Alaron, (4) any Customer's institution of a claim, suit, action, arbitration or other proceeding against Alaron for any reason or the CFTC or any other governmental or self-regulatory organization's institution of a claim, suit, action, or other proceeding against Alaron relating to this Agreement or any Account or Customer,
(5) any omissions, inaccuracies, delays in transmission, delivery, receipt or execution of futures orders or other reports due to malfunctions of Systems or other causes, or (6) any damage, loss, liability, expense or cost (including attorney's fees) arising from, pursuant to, or in fulfillment of, Alaron's obligations under its Guarantee Agreement with IB; provided, however, that Alaron shall not be entitled to indemnity in any such matter if Alaron is found to have acted with gross negligence in the performance of its services under this agreement.

(b) Alaron shall have the exclusive right to defend, settle or compromise any claim or demand instituted by a Customer or other third party in any judicial, administrative, regulatory, or self-regulatory or other proceeding against Alaron or against Alaron and IB arising out of or in respect to any Customer account or performance by IB or IB's duties hereunder regardless of whether (1) any such claim or demand gives or may give rise to a right of indemnification from IB to Alaron hereunder or (2) Alaron has exercised its right to offset pursuant to paragraph (d) below. IB hereby waives any and all rights IB may have independently to defend, settle or compromise any such of the foregoing claims or demands and agrees to cooperate to the best of its ability with Alaron with respect thereto, but Alaron may, in its sole discretions, authorize and require IB to defend, settle or compromise any such claim or defend as it deems to be appropriate at the cost, expense and liability of the IB.


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(c) Alaron  shall have the  exclusive  right to commence and maintain any action pursuant to the Act, the rules and regulations of the CFTC, NFA or any other regulatory or self-regulatory organizations, against any Customer or other third party for any claim or demand which Alaron, or Alaron and IB jointly, may have at any time arising out of or in respect to any Customer account or the performance by IB of IB's duties hereunder ("Claim"), regardless of whether (1) any such claim gives or may give rise to a right of indemnification from IB to Alaron, or (2) Alaron has exercised its right of offset pursuant to paragraph
(d) below. IB hereby waives any and all rights IB may have independently to assert, settle or compromise any such action on respect to such Claims and agrees to cooperate to the best of IB's ability with Alaron with respect to the bringing, enforcement and collection of any such Claims, but Alaron may, in its sole discretion, authorize and require IB to commence and maintain such actions in respect of any such claim it deems to be appropriate at IB's cost and expense; provided, however, Alaron may not assert its rights under this section if IB has paid to Alaron the full amount of any Claim, or has otherwise provided for the payment of such claim in a manner acceptable to Alaron.

(d) IB shall deposit with Alaron such amounts as Alaron shall reasonably require from time to time ("Security Deposit") to insure performance by IB of its obligations hereunder. During and after the term of this Agreement, if Alaron determines, in its sole discretion, that it is entitled to payment for amounts due hereunder or under any Personal Guarantee, including but not limited to such amounts as Alaron may determine are due under Section 8 hereof, Alaron may deduct all such amounts from the Security Deposit or any other amounts held for IB's benefit or due and owing IB hereunder. Following termination of this Agreement and after deducting such amounts as Alaron deems appropriate in accordance with the foregoing, Alaron shall return the balance of the Security Deposit, including all interest earned thereon, to IB. Alaron shall be entitled to collect any amount owed to it hereunder by means which shall include but not be limited to charging any house account or any proprietary account of IB or offsetting any amount owed to IB by Alaron. Alaron is authorized to transfer, use, apply, sell, rehypothecate or draw upon as the case may be, all or any portion of the funds, securities, or property in any house account owed to it under this agreement. IB further agrees that, if any person or entity has instituted a claim, suit, action, arbitration or other proceeding, or has threatened to do , against Alaron which reasonably could expose Alaron to any potential liability, loss, cost, or expense which is the obligation of the IB or hereunder, Alaron is authorized to withhold a reasonable amount under the circumstances of any such claim from any amounts owed to IB or from any other funds, securities, or other property owned by IB on deposit with Alaron. Provided, however, Alaron shall not be authorized to withhold any amount from other funds, securities, or other property owned by IB on deposit with Alaron except to the extent the amount owed or owing to Alaron hereunder exceeds the amount owed or owing to IB by Alaron.

9.  Compensation

IB shall have the sole right to establish reasonable commissions to be paid by Customers and Alaron shall collect all commissions paid on transactions executed for Customers. Alaron will pay all such commissions, less appropriate deductions, as mutually agreed to between Alaron and IB.

10.  Exclusive Services

Except as expressly permitted by Alaron, during the term of this Agreement, IB may not utilize the services of any futures commission merchant other than Alaron to effect transactions in futures contracts for Customers and for the account of IB or its principal(s). IB shall have all such orders for Customers, IB or its principal(s) executed only on a fully disclosed basis through Alaron, unless Alaron shall have consented in writing to the use of another futures commission merchant.


11.  Representations and Warranties

(a)  IB represents and warrants as follows:

(1) IB is now, and during the term of this Agreement will remain, duly registered as an Introducing Broker with the CFTC and is now, and during the term of this Agreement will remain, a member in good standing of the NFA.

(2) IB has all requisite authority, whether arising under applicable federal or state laws and regulations or the rules and regulations of any contract market or other self-regulatory organization to which IB is subject, to enter into this Agreement and to retain the services of Alaron in accordance with the terms hereof.

(3) IB is now, and during the term of the Agreement will remain, in compliance with all the applicable requirements of the CFTC and each contract market or other self-regulatory organization of which it is a member.


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(b) Alaron represents and warrants as follows:

(1) Alaron is now, and during the term of this Agreement will remain a member in good standing of the NFA and is now, and during the term of this Agreement will remain, duly registered as a futures commission merchant with the CFTC.

(2) Alaron has all requisite authority, whether arising under applicable federal or state laws and rules and regulations or the rules and regulations of any contract market or other self-regulatory organization to which IB is subject, to enter into this Agreement

12.  Termination

(a) This Agreement is binding and shall remain in effect for a minimum of 12 months. Thereafter, this agreement may be terminated by either party without cause upon thirty (30) days written notice. The Guarantee Agreement of Alaron relating to IB may be terminated at any time for such good cause as shall be determined in the sole judgment of Alaron

(b) Notwithstanding paragraph (a) above, this Agreement may be terminated immediately by either party if any representations or warranties cease to be true or if any duties, responsibilities or obligations are not duly performed during the term hereof. Should either party choose not to exercise its right to terminate this Agreement when such right is first available, such action shall not be deemed a waiver of such right if available on a subsequent occasion and the non-terminating party's legal or equitable remedies for any breach of this Agreement will remain in full force and effect.

(c) Upon termination of this Agreement, IB shall promptly make arrangements to transfer the Accounts to another futures commission merchant. The indemnification obligations of the IB under Section 8 shall survive any termination of this Agreement.

13.  Reserves

ATC shall have the right but not the obligation to require each GIB to establish a reserve to satisfy the obligations set forth in this agreement at any time during the life of this agreement. The reserve shall consist of either an initial deposit, a fixed amount per trade, a percentage of commissions, or some combination of all three.

14.  Notices

For the purposes of delivery of any notice hereunder, the address of Alaron and IB, respectively, shall be set forth below. Either party may change its address for notice purposes by giving written notice of the new address to the other party.

15.  Miscellaneous

(a) This Agreement shall be governed by the laws of the State of Illinois. All disputes, claims, actions, or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in courts whose situs is within the State of Illinois and IB hereby unconditionally submits to the jurisdiction of the United States District Court of the Northern District of Illinois, Eastern Division, appoints and designates Alaron as IB's duly authorized agent for service of legal process, waives any right to jury trial, and waives any right to transfer or change the venue of any litigation of other formal action brought against IB by Alaron.

(b) As provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No assignment by IB of this Agreement shall be valid unless Alaron shall have consented to such assignment in writing. Alaron may assign its rights under this Agreement and such assignment shall not require the consent of the IB. IB hereby agrees and acknowledges that any assignment of this Agreement by Alaron shall include, in all respects, the assignment of all other agreements between IB and Alaron. No amendment to this Agreement shall be valid unless the other party consents to such amendment in writing. Neither this Agreement nor the performance of the services by Alaron hereunder shall be construed to create a joint venture, partnership, or agency relationship between Alaron or IB.

(c) IB acknowledges and agrees that all conversations between IB and Alaron may be recorded and that such recordings may not carry a tone indicating that a conversation is being recorded. IB irrevocably consents to such recording and waives any right to object to use by Alaron of any such recording in any proceeding or as Alaron may otherwise deem appropriate.

(d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument.

(e) If any part, term or provision of this Agreement is held to be illegal or in conflict with the law of any state or any other law, the validity of the remaining portions or provisions shall not be affected, and the rights and the obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be invalid.












IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly authorized representatives as of the day and year set forth above.



INTRODUCING BROKER                      FUTURES COMMISSION MERCHANT


___________________________             Alaron Trading Corporation
         (Firm Name)


By: ________________________            ___________________________________
         (Signature)                    Steven A. Greenberg, President
                                        822 W. Washington Blvd.
___________________________             Chicago, IL 60607
          (Print Name)

___________________________
         (Address)

___________________________

                               PERSONAL GUARANTEE

In order to induce Alaron Trading Corporation (?Alaron?) to enter into the Guaranteed Introducing Broker Agreement (the ?Agreement?), to which this guarantee is attached, with ___________________________ (?IB?), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby, jointly and severally in the case of multiple guarantors, personally and unconditionally guarantees the prompt, full and complete performance of any and all covenants and agreements of IB to Alaron and the payment of any and all indebtedness , damages, costs and expenses (including attorney?s fees) owed to or which may become due to Alaron by IB of any and all indebtedness , damages, costs and expenses (including attorney?s fees) arising out of or relating to the business of the IB.

This guarantee shall remain in full force and effect until the termination of the Agreement; provided, however, that the undersigned shall not be released from his obligations hereunder so long as any claim of Alaron against IB which arises out of, or relates to, directly or indirectly, the Agreement, is not settled to the satisfaction of Alaron or discharged in full.

The undersigned hereby expressly waives (a) notice of acceptance of this guarantee by Alaron, (b) notice of any default or non-performance of IB under Agreement, ? notice of any modification to the Agreement, or extension of time granted to IB, (d) notice of any assignment by Alaron of the Agreement, (e) notice by Alaron of acceptance of an assignment of the Agreement by IB, and (f) all defenses, offsets and counter claims which the undersigned may at any time have to any claim of Alaron against IB. The undersigned expressly acknowledges that assignment, amendment or modification of the Agreement or the renewal, extension, forbearance in collection or forgiveness, of any indebtedness of IB or the release, modification, extension or any other change with respect to any other guarantor of the obligations hereunder or related obligations shall not in any manner release, affect or impair his liability under this guarantee. The undersigned further agrees that no invalidity of the Agreement, shall affect or impair his liability under this guarantee.

Alaron may, in its discretion, proceed against the undersigned, jointly and severally in the case of multiple guarantors, to collect any obligation covered by this guarantee without first proceeding against IB. Upon five day?s written notice by Alaron, the undersigned shall pay any and all indebtedness, damages, costs and expenses due Alaron by IB and shall perform any and all duties and obligations of IB by Alaron.

This guarantee shall be construed pursuant to the laws of the State of Illinois, shall inure to the benefit of Alaron, its successors and assigns, and shall be binding on the undersigned, his heirs and assigns.

Any notice to be given to the undersigned may be sent to the address provided below, and all communications so sent, whether by mail, telegraph, messenger or otherwise, shall be deemed duly given to the undersigned personally, whether or not actually received. Notices sent by mail shall be deemed duly given on the business day immediately following the date of mailing.


All disputes, claims, actions or proceedings arising directly or indirectly from or in connection with this guarantee shall be liquidated at the direction of Alaron, only in courts whose situs is within the State of Illinois, and the undersigned hereby submits to the jurisdiction of the courts of the State of Illinois and the jurisdiction of the United States District Court of the Northern District of Illinois, Eastern Division, appoints and designates Alaron (or any other party whom Alaron may from time to time hereinafter designate) as the undersigned?s true and lawful attorney-in-fact and duly authorized agent for service of legal process, and agrees that service of such process upon such other party shall constitute personal service of such process upon the undersigned; provided that Alaron or such other party shall, within five days after receipt of any such process, forward the same by registered or certified mail to the address provided below. The undersigned waives any right which he may have to transfer or change the venue of any litigation or formal action brought against the undersigned by Alaron and any right to a jury trial. All pronouns shall be deemed to refer to the masculine or feminine, as the identity of the person may require, and the singular shall import the plural in the context of this guarantee.



---------------------------------           ----------------------------------
(Principal of IB, Individually,             (Principal of IB, Individually,
 as Guarantor)                               as Guarantor)
(Signature)                                          (Signature)

---------------------------------           -----------------------------------
(Please Print Name)                         (Please Print Name)


---------------------------------           -----------------------------------
(Address)                                   (Address)

---------------------------------           -----------------------------------

                           CFTC FORM 1-FR-IB (PART B)

In consideration for the introduction of commodity customer, option customer, foreign futures customer and foreign options customer accounts by _______________________________________________, an introducing broker, to
Alaron Trading Corporation, a futures commission merchant registered with the Commission as such, and in satisfaction of the adjusted net capital requirements with which the introducing broker otherwise would have to comply pursuant to Commission Regulation 1.17, 17 C.F.R. 1.17, the futures commission merchant guarantees performance by the introducing broker of, and shall be jointly and severally liable for, all obligations of the introducing broker under the Commodity Exchange Act, as it may be amended from time to time, and the rules, regulations and orders which have been or may be promulgated thereunder with respect to the solicitation of and transactions involving all commodity customer, option customer, foreign futures customer and foreign options customer accounts of the introducing broker entered into on or after the effective date of this agreement. This guarantee agreement shall be enforceable regardless of the subsequent incorporation, merger, consolidation of either the futures commission merchant or the introducing broker, or any change in the composition, nature, personnel or location of the futures commission merchant or the introducing broker. For purposes of this agreement only, the futures commission merchant shall be deemed to be the agent of the introducing broker upon whom process may be served in any action or proceeding against the introducing broker under the Commodity Exchange Act and the rules, regulations, and orders promulgated thereunder. The futures commission merchant acknowledges that at the time of the execution of this guarantee agreement there are not any conditions precedent, concurrent or subsequent affecting, impairing or modifying in any manner the obligations of the futures commission merchant hereunder, or the immediate taking effect of this agreement as the entire agreement of the futures commission merchant with respect to guaranteeing the introducing broker?s obligations as set forth herein to the Commission and to the introducing broker?s commodity customers, option customers, foreign futures customers and foreign options customers under the Commodity Exchange Act. If this guarantee agreement is filed in connection with an application for initial registration as an introducing broker, this agreement shall be effective as of the date registration is granted to the introducing broker. If this guarantee agreement is filed other than in connection with an application for initial registration as an introducing broker, it shall be effective as of the date agreed to by the futures commission merchant and the introducing broker as set forth below. This guarantee agreement is binding and is and shall remain in full force and effect unless terminated in accordance with the rules, regulations or orders promulgated by the Commission with respect to such terminations. Termination of this agreement will not effect the liability of the futures commission merchant with respect to obligations of the introducing broker incurred on or before the date this agreement is terminated.

Dated: _______________________              Dated: _____________________________

_____________________________                        Alaron Trading Corporation
(Introducing Broker)                                 822 Washington Blvd.
                                                       Chicago, IL 60607
_____________________________
(Address)
_____________________________

_____________________________


By: __________________________              By: _____________________________

___ Chief Financial Officer                 ___ Chief Executive Officer
___ Chief Executive Officer                 ___ Chief Financial Officer
___ Sole Proprietor                         ___ President
___ General Partner                         ___ Vice-President

Effective Date: ______________________

                               PERSONAL GUARANTEE

This guarantee shall be construed pursuant to the laws of the State of Illinois, shall inure to the benefit of Alaron, its successors and assigns, and shall be binding on the undersigned, his heirs and assigns.

Any notice to be given to the undersigned may be sent to the address provided below, and all communications so sent, whether by mail, telegraph, messenger or otherwise, shall be deemed duly given to the undersigned personally, whether or not actually received. Notices sent by mail shall be deemed duly given on the business day immediately following the date of mailing.

All disputes, claims, actions or proceedings arising directly or indirectly from or in connection with this guarantee shall be liquidated at the direction of Alaron, only in courts whose situs is within the State of Illinois, and the undersigned hereby submits to the jurisdiction of the courts of the State of Illinois and the jurisdiction of the United States District Court of the Northern District of Illinois, Eastern Division, appoints and designates Alaron (or any other party whom Alaron may from time to time hereinafter designate) as the undersigned?s true and lawful attorney-in-fact and duly authorized agent for service of legal process, and agrees that service of such process upon such other party shall constitute personal service of such process upon the undersigned; provided that Alaron or such other party shall, within five days after receipt of any such process, forward the same by registered or certified mail to the address provided below. The undersigned waives any right which he may have to transfer or change the venue of any litigation or formal action brought against the undersigned by Alaron and any right to a jury trial. All pronouns shall be deemed to refer to the masculine or feminine, as the identity of the person may require, and the singular shall import the plural in the context of this guarantee.

Introducing Broker, as Guarantor by: _____________________________________
(Authorized Signature)

_____________________________________
(Print Name)

_____________________________________
(Address)



Corporate Principal of Introducing Broker, as Guarantor: _______________________
                                                         (Authorized Signature)

                                                ________________________________
                                                        (Print Name)

(Corporate Name)       _____________________________________

                       _____________________________________
(Address)
                       _____________________________________